[MFS LOGO](R)
INVESTMENT MANAGEMENT

                                        MFS(R) EMERGING
                                        GROWTH FUND


                                        ANNUAL REPORT o NOVEMBER 30, 2002

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 13
Financial Statements .....................................................  22
Notes to Financial Statements ............................................. 32
Independent Auditors' Report .............................................. 41
Trustees and Officers ..................................................... 43

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-December, major U.S. and overseas stock market indices have shown positive performance for two straight months -- something we haven't seen in a long time. The Dow Jones Industrial Average has recently recorded its second-best October ever, in terms of percentage gains(1). We see these as hopeful signs in what has been a difficult year for investors in stocks and corporate bonds. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-December, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In addition, worker productivity in the third quarter grew at the highest rate since 1966 -- 5.1% on an annualized basis, according to the Labor Department. Higher productivity may allow firms to raise wages without raising prices.

Our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. An encouraging sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, that consumer confidence still appears weak, and that the situation with Iraq adds to market uncertainty.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

We understand that the past few years have been discouraging. Short-term events have sorely tested investors' long-term faith in the market. However, we would caution investors about reacting to market news -- good or bad -- by making major changes in their portfolios. We would suggest that in difficult times it is even more important to have a long-term financial plan and to talk on a regular basis with your investment professional. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    December 16, 2002

------------
(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended November 30, 2002, Class A shares of the fund provided a total return of -29.57%, Class B shares -30.08%, Class C shares -30.07%, Class I shares -29.37%, Class J shares -29.91%, Class 529A shares -30.00%, Class 529B shares -30.15%, and Class 529C shares -30.18%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare with a return of -22.52% over the same period for the fund's benchmark, the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. During the same period, the average multi-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -23.04%.

Q.  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PERIOD?

A. The period began on an upbeat note but, in the end, proved quite challenging. Stocks rallied in the fourth quarter of 2001, but then experienced a strong downdraft that lasted for most of the period. The major factor, in our view, was an expected earnings recovery that didn't happen. Going into 2002, we think investors were expecting a recovery in corporate earnings in the second half of the year. When it became clear that was not happening, growth expectations fell and stock prices followed them downward. Additional factors such as geopolitical tension over Iraq and corporate accounting scandals added to the market's woes.

    In October, stock markets reversed direction again, beginning a rally that lasted through the end of the period. Investor psychology seemed to turn around, in part because third-quarter earnings in general were somewhat encouraging. We think investors began to look beyond near-term weakness and become more optimistic about 2003. For the period overall, however, most equity market indices still showed double-digit declines.

Q.  WHAT HOLDINGS HURT THE FUND'S PERFORMANCE OVER THE PERIOD?

A. Three areas were largely responsible for the fund's relative underperformance: technology holdings overall; an underweighting in consumer staples stocks, which did well over the period; and several large holdings that stumbled.

    Going into the period, we had a large overweighting in technology, much of it in smaller companies that we felt had high growth potential. As the market turned against technology and toward more defensive stocks, many of our holdings fell sharply. We came to believe that technology spending by corporations would remain soft for the near term, and we cut back our technology holdings considerably. By the end of the period, the fund was underweighted in technology for the first time in many years, and many of our remaining tech positions were in larger, more established companies.

    As a relatively aggressive growth offering, the fund has historically been underweighted in the consumer staples area because we have not considered those stocks to be aggressive growth opportunities. That worked against us in the short term, however, as companies that make things such as toothpaste, soap, and diapers -- everyday necessities that consumers purchase regardless of the state of the economy -- did relatively well in a down market.

    Finally, several of our larger holdings declined because of high-profile problems. At Tyco, the allegations that the CEO had been cheating on state income taxes led to further revelations about possible misdeeds by much of his management team. This caused business disruption and a loss of investor confidence that hurt the stock's valuation. By the end of the period, we had sold our Tyco position. Hospital concern Tenet Healthcare's stock declined on disclosures that aggressive price increases had allowed the firm to capture dubiously high Medicare reimbursements. The problems at both Tenet and Tyco resulted from issues that were, in our view, very difficult for a research analyst to uncover.

    We also had problems with some health care holdings. At Baxter International, we failed to anticipate that pricing of a key product would weaken as supply caught up with demand. We sold our Baxter holdings by the end of the period. At Genzyme, we did not know that the company had been oversupplying its distributors with Renagel, a kidney drug that is Genzyme's largest-selling product. Sales suffered for a time as the distributors worked through excess inventory, and the stock fell. However, we continue to believe in Genzyme over the longer term, and in fact used the drop in share price as an opportunity to increase our holdings.

Q.  WHAT HOLDINGS HELPED RELATIVE PERFORMANCE OVER THE PERIOD?

A. In the leisure sector, we correctly anticipated that advertising spending would improve, benefiting broadcasting holdings such as Fox Entertainment, Viacom, and Clear Channel Communications. In the financial services area, several brokerage stocks helped performance, including Merrill Lynch & Co. and Goldman Sachs. Although the brokerage industry was under tremendous pressure over the period from weak equity markets, declining investment banking activity, and investigations into business practices, many firms managed to seriously reduce costs and improve profitability.

    Our analysts also uncovered company-specific opportunities across a range of industries. One example was Forest Laboratories, a pharmaceutical firm that introduced Lexapro, a promising new antidepressant. In the beaten-down technology sector, printer manufacturer Lexmark was one of the rare companies that exceeded earnings expectations. After strong printer sales over the past few years, the company benefited from large sales of ink cartridges, which are far more profitable than printers.

Q.  WHAT IS YOUR OUTLOOK, AS OF THE END OF THE PERIOD?

A. We think we are seeing the early stages of an economic recovery. For the first time in several years, we saw positive earnings growth on a year-over-year basis in the second quarter of 2002, and we see that continuing. We've been through three years of a very weak economic and market environment; coming out of that, we think an aggressively positioned growth portfolio may have the opportunity to perform well.

/s/ Dale A. Dutile                     /s/ John E. Lathrop

    Dale A. Dutile                         John E. Lathrop
    Portfolio Manager                      Portfolio Manager

/s/ David E. Sette-Ducati              /s/ Eric Fischman

    David E. Sette-Ducati                  Eric Fischman
    Portfolio Manager                      Portfolio Manager

Note to shareholders: Eric Fischman became a manager of the portfolio in August 2002. John W. Ballen, a long-time manager of the fund, provides general oversight of the management of the portfolio.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
-------------------------------------------------------------------------------

    DALE A. DUTILE IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE EMERGING GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITIES.

    HE JOINED MFS IN 1994 AS A RESEARCH ANALYST AND WAS NAMED INVESTMENT OFFICER IN 1996, VICE PRESIDENT IN 1998, PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001.

    DALE IS A GRADUATE OF BOSTON COLLEGE AND HAS A MASTER'S DEGREE FROM THE MIT SLOAN SCHOOL OF MANAGEMENT.

    ERIC B. FISCHMAN, CFA, IS A PORTFOLIO MANAGER FOR MFS INVESTMENT MANAGEMENT(R). HE IS A MANAGER OF THE MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

    MR. FISCHMAN JOINED MFS AS A RESEARCH ANALYST IN 2000 SPECIALIZING IN THE CABLE TELEVISION, ENTERTAINMENT, INTERNET, AND TECHNICAL AND CONSUMER SOFTWARE INDUSTRIES. HE WAS PROMOTED TO PORTFOLIO MANAGER IN APRIL 2002.

    FROM 1998 TO 2000, HE SERVED AS AN EQUITY RESEARCH ANALYST AT STATE STREET RESEARCH, COVERING THE TELECOMMUNICATIONS SERVICES AND TELECOMMUNICATIONS EQUIPMENT INDUSTRIES. FROM 1994 TO 1996, HE WAS VICE PRESIDENT AT FUNDS DISTRIBUTOR AND, FROM 1992 TO 1994, HE WAS A STAFF ATTORNEY AT THE FEDERAL RESERVE BOARD IN WASHINGTON, DC.

    HE EARNED AN MBA FROM COLUMBIA BUSINESS SCHOOL IN 1998, A LAW DEGREE FROM BOSTON UNIVERSITY SCHOOL OF LAW, AND A BACHELOR'S DEGREE FROM CORNELL UNIVERSITY. HE ALSO HOLDS THE CERTIFIED FINANCIAL ANALYST DESIGNATION.

    JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS.

    JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT OF MFS IN 1996, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001.

    HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

    DAVID E. SETTE-DUCATI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF THE TECHNOLOGY, EMERGING GROWTH, AND MID-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, OFFSHORE INVESTMENT PRODUCTS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS.

    DAVID JOINED MFS IN 1995 AS A RESEARCH ANALYST. HE BECAME INVESTMENT OFFICER IN 1997, VICE PRESIDENT IN 1999, A PORTFOLIO MANAGER IN 2000, AND SENIOR VICE PRESIDENT IN 2001.

    HE EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE AND A BACHELOR'S DEGREE FROM WILLIAMS COLLEGE. IN BETWEEN COLLEGE AND GRADUATE SCHOOL, HE WORKED AS A CORPORATE FINANCE ANALYST WITH LEHMAN BROTHERS.

    ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY- ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

    THE PORTFOLIO IS MANAGED BY A TEAM OF PORTFOLIO MANAGERS.
-------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution only when preceded or accompanied by the current prospectus.

-------------------------------------------------------------------------------
   FUND FACTS
-------------------------------------------------------------------------------

  OBJECTIVE:                    SEEKS LONG-TERM GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:        DECEMBER 29, 1986

  CLASS INCEPTION:              CLASS A     SEPTEMBER 13, 1993
                                CLASS B     DECEMBER 29, 1986
                                CLASS C     APRIL 1, 1996
                                CLASS I     JANUARY 2, 1997
                                CLASS J     SEPTEMBER 2, 1998
                                CLASS 529A  JULY 31, 2002
                                CLASS 529B  JULY 31, 2002
                                CLASS 529C  JULY 31, 2002

  SIZE:                         $5.2 BILLION NET ASSETS AS OF NOVEMBER 30, 2002
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include any applicable contingent deferred sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 2002)

                             MFS Emerging
                             Growth Fund -        Russell 3000
                               Class B            Growth Index
              "11/92"          $10,000              $10,000
              "11/94"           12,916               10,532
              "11/96"           22,181               18,125
              "11/98"           28,357               28,439
              "11/00"           34,552               33,038
              "11/02"           17,460               20,001

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2002

CLASS A
                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -29.57%  -53.67%  -30.63%   +86.14%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -29.57%  -22.62%  - 7.05%   + 6.14%
-------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -33.62%  -24.14%  - 8.15%   + 5.78%
-------------------------------------------------------------------------------

CLASS B
                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -30.08%  -54.70%  -33.17%   +74.60%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -30.08%  -23.20%  - 7.74%   + 5.73%
-------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -32.88%  -23.89%  - 8.07%   + 5.73%
-------------------------------------------------------------------------------

CLASS C
                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -30.07%  -54.69%  -33.17%   +74.57%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -30.07%  -23.20%  - 7.75%   + 5.73%
-------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -30.77%  -23.20%  - 7.75%   + 5.73%
-------------------------------------------------------------------------------

CLASS I
                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge )  -29.37%  -53.32%  -29.67%   +85.39%
-------------------------------------------------------------------------------
Average Annual Total Return (No Sales
Charge)                                     -29.37%  -22.43%  - 6.80%   + 6.37%
-------------------------------------------------------------------------------

CLASS J
                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -29.91%  -54.37%  -32.50%   +76.35%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -29.91%  -23.01%  - 7.56%   + 5.84%
-------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -32.01%  -23.79%  - 8.12%   + 5.51%
-------------------------------------------------------------------------------

CLASS 529A
                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -30.00%  -54.64%  -33.09%   +74.81%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -30.00%  -23.17%  - 7.72%   + 5.74%
-------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -34.03%  -24.67%  - 8.81%   + 5.12%
-------------------------------------------------------------------------------

CLASS 529B
                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -30.15%  -54.74%  -33.23%   +74.44%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -30.15%  -23.22%  - 7.76%   + 5.72%
-------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -32.94%  -23.91%  - 8.09%   + 5.72%
-------------------------------------------------------------------------------

CLASS 529C
                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
Charge                                      -30.18%  -54.76%  -33.25%   +74.36%
-------------------------------------------------------------------------------
Average Annual Total Return Excluding
Sales Charge                                -30.18%  -23.23%  - 7.77%   + 5.72%
-------------------------------------------------------------------------------
Average Annual Total Return Including
Sales Charge                                -30.87%  -23.23%  - 7.77%   + 5.72%
-------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                             1 Year  3 Years  5 Years  10 Years
-------------------------------------------------------------------------------
Average multi-cap growth fund+              -23.04%  -18.56%  - 0.51%   + 7.62%
-------------------------------------------------------------------------------
Russell 3000 Growth Index#                  -22.52%  -18.84%  - 2.53%   + 7.18%
-------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A share performance, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B and 529B share performance, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C share performance, including sales charge, reflects the deduction of the 1% CDSC applicable to Class C and 529C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J share performance, including sales charge, reflects the maximum 3.00% sales charge. Class J shares are only available to certain Japanese investors. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan.

For periods prior to their inception, Class A, C, I, J, 529A, 529B, and 529C share performance includes the performance of the fund's original share class (Class B). Class A, J, and 529A performance has been adjusted to reflect the initial sales charge applicable to A, J, and 529A. Class C and 529C performance has been adjusted to reflect the CDSC applicable to C and 529C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees).

Because these expenses are lower for A, I, J, and 529A than those of B, performance shown is lower for A, I, J, and 529A than it would have been had these share classes been offered for the entire period. The expenses are higher for 529B and 529C than those of B, therefore the performance shown is higher for 529B and 529C than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2002

FIVE LARGEST STOCK SECTORS

              HEALTH CARE                          21.8%
              TECHNOLOGY                           18.7%
              LEISURE                              17.5%
              FINANCIAL SERVICES                   10.7%
              SPECIAL PRODUCTS & SERVICES           9.3%

TOP 10 STOCK HOLDINGS

PFIZER, INC.  2.6%                      ANALOG DEVICES, INC.  1.7%
Pharmaceutical products company         Semiconductor manufacturer

CISCO SYSTEMS, INC.  2.0%               BISYS GROUP, INC.  1.5%
Computer network developer              Provider of transaction processing
                                        for corporate clients and financial
VIACOM INC.  2.0%                       institutions
Diversified media and entertainment
company                                 JOHNSON & JOHNSON CO.  1.5%
                                        Health care and pharmaceutical
MICROSOFT CORP.  1.9%                   products company
Computer software and systems company
                                        CLEAR CHANNEL COMMUNICATIONS, INC.  1.5%
ORACLE CORP.  1.8%                      Media company with operations in
Systems and business applications       radio, outdoor advertising, and live
software firm                           entertainment

                                        DELL COMPUTER CORP.  1.4%
                                        Direct-marketing computer systems
                                        company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 2002

Stocks - 99.2%
-------------------------------------------------------------------------------------------------------------
ISSUER                                                                          SHARES                  VALUE
-------------------------------------------------------------------------------------------------------------
U.S. Stocks - 93.2%
  Advertising & Broadcasting - 0.2%
    Lamar Advertising Co., "A"*                                                324,800         $   11,085,424
-------------------------------------------------------------------------------------------------------------
  Aerospace - 1.3%
    Lockheed Martin Corp.                                                      502,500         $   26,230,500
    Northrop Grumman Corp.                                                     439,620             42,603,574
                                                                                               --------------
                                                                                               $   68,834,074
-------------------------------------------------------------------------------------------------------------
  Aerospace & Defense - 0.2%
    Alliant Techsystems, Inc.*                                                 155,800         $    9,192,200
-------------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.3%
    Columbia Sportswear Co.*                                                    58,100         $    2,565,638
    Nike, Inc., "B"                                                            249,700             11,181,566
                                                                                               --------------
                                                                                               $   13,747,204
-------------------------------------------------------------------------------------------------------------
  Automotive - 1.4%
    Harley-Davidson, Inc.                                                    1,466,780         $   71,197,501
-------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.4%
    First Tennessee National Corp.                                             224,400         $    8,275,872
    New York Community Bancorp Inc.                                            548,700             15,297,756
                                                                                               --------------
                                                                                               $   23,573,628
-------------------------------------------------------------------------------------------------------------
  Beverages - 0.5%
    The Pepsi Bottling Group, Inc.                                             861,400         $   24,739,408
-------------------------------------------------------------------------------------------------------------
  Biotechnology - 2.0%
    Abbott Laboratories, Inc.                                                  377,000         $   16,505,060
    Amgen, Inc.*                                                             1,133,800             53,515,360
    Guidant Corp.*                                                             693,200             20,747,476
    Waters Corp.*                                                              434,700             11,649,960
                                                                                               --------------
                                                                                               $  102,417,856
-------------------------------------------------------------------------------------------------------------
  Business Machines - 1.9%
    Affiliated Computer Services, Inc., "A"*                                 1,222,748         $   61,137,400
    Hewlett-Packard Co.                                                        947,400             18,455,352
    International Business Machines Corp.                                      211,700             18,439,070
                                                                                               --------------
                                                                                               $   98,031,822
-------------------------------------------------------------------------------------------------------------
  Business Services - 6.2%
    Apollo Group, Inc.*                                                        842,450         $   34,751,062
    ARAMARK Corp.*                                                           1,224,100             28,093,095
    Automatic Data Processing, Inc.                                            286,300             12,445,461
    BEA Systems, Inc.*                                                       1,266,680             13,982,881
    BISYS Group, Inc.*                                                       3,992,663             80,971,206
    Choicepoint Inc.*                                                          320,900             12,059,422
    Concord EFS, Inc.*                                                       1,036,860             15,552,900
    DST Systems, Inc.*                                                         404,300             15,343,185
    First Data Corp.                                                         1,520,108             52,656,541
    Fiserv, Inc.*                                                              698,900             23,706,688
    Investment Technology Group, Inc.*                                         236,700              6,975,549
    Iron Mountain, Inc.*                                                       415,250             13,740,622
    Manpower, Inc.                                                             235,500              8,777,085
    Robert Half International, Inc.*                                           374,766              7,364,152
                                                                                               --------------
                                                                                               $  326,419,849
-------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.9%
    Dell Computer Corp.*                                                     2,584,400         $   73,836,308
    Lexmark International, Inc.*                                               388,500             25,695,390
                                                                                               --------------
                                                                                               $   99,531,698
-------------------------------------------------------------------------------------------------------------
  Computer Services - 0.1%
    CDW Computer Centers, Inc.*                                                 82,900         $    4,225,413
-------------------------------------------------------------------------------------------------------------
  Computer Software - 2.1%
    Oracle Corp.*                                                            7,790,732         $   94,657,394
    Software HOLDRs Trust                                                      529,000             16,208,560
                                                                                               --------------
                                                                                               $  110,865,954
-------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    Electronic Arts, Inc.*                                                     300,000         $   20,358,000
    Intuit, Inc.*                                                              242,800             13,096,632
    Mercury Interactive Corp.*                                                 488,900             16,368,372
    Microsoft Corp.*                                                         1,760,500            101,792,110
                                                                                               --------------
                                                                                               $  151,615,114
-------------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.6%
    SunGard Data Systems, Inc.*                                              2,624,080         $   61,324,750
    VERITAS Software Corp.*                                                  3,708,368             67,418,130
    Yahoo, Inc.*                                                               421,100              7,693,497
                                                                                               --------------
                                                                                               $  136,436,377
-------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.5%
    Cadence Design Systems, Inc.*                                              803,491         $   11,586,340
    Network Associates, Inc.*                                                  500,030              9,125,547
    Peoplesoft, Inc.*                                                        2,511,040             49,316,826
    Rational Software Corp.*                                                   763,283              7,060,368
                                                                                               --------------
                                                                                               $   77,089,081
-------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    General Electric Co.                                                     1,053,600         $   28,552,560
-------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.7%
    Avon Products, Inc.                                                      1,006,300         $   51,673,505
    Gillette Co.                                                               561,685             17,030,289
    Kimberly-Clark Corp.                                                       154,070              7,752,803
    Newell Rubbermaid, Inc.                                                    227,600              7,219,472
    Philip Morris Cos., Inc.                                                   151,900              5,729,668
                                                                                               --------------
                                                                                               $   89,405,737
-------------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Smurfit-Stone Container Corp.*                                             425,000         $    6,196,500
-------------------------------------------------------------------------------------------------------------
  Drugs & Health Care - 0.1%
    Gilead Sciences, Inc.*                                                     158,000         $    6,237,840
-------------------------------------------------------------------------------------------------------------
  Electronics - 4.4%
    Advanced Micro Devices, Inc.*                                              997,200         $    8,476,200
    Analog Devices, Inc.*                                                    2,816,938             86,451,827
    KLA-Tencor Corp.*                                                          115,700              5,110,469
    Linear Technology Corp.                                                    878,360             29,187,903
    Maxim Integrated Products, Inc.                                            464,000             19,529,760
    Microchip Technology, Inc.                                                 870,700             25,041,332
    Novellus Systems, Inc.*                                                  1,181,450             42,874,820
    Texas Instruments, Inc.                                                    700,400             14,085,044
                                                                                               --------------
                                                                                               $  230,757,355
-------------------------------------------------------------------------------------------------------------
  Entertainment - 6.5%
    AOL Time Warner, Inc.*                                                   1,484,600         $   24,302,902
    Blockbuster Inc.                                                           313,200              6,815,232
    Clear Channel Communications, Inc.*                                      1,748,007             75,968,384
    Entercom Communications Corp.*                                             572,400             31,001,184
    Fox Entertainment Group, Inc.*                                           1,503,360             40,079,578
    Hearst-Argyle Television, Inc.*                                            535,970             12,997,273
    Hispanic Broadcasting Corp.*                                             1,073,850             28,682,534
    Univision Communications, Inc., "A"*                                       428,610             13,775,525
    Viacom, Inc., "B"*                                                       2,226,032            104,645,764
                                                                                               --------------
                                                                                               $  338,268,376
-------------------------------------------------------------------------------------------------------------
  Financial Institutions - 5.9%
    American Express Co.                                                       514,700         $   20,037,271
    Citigroup, Inc.                                                          1,672,041             65,008,954
    Fannie Mae                                                                 111,000              6,998,550
    Freddie Mac                                                              1,125,200             64,856,528
    Goldman Sachs Group, Inc.                                                  713,430             56,268,224
    Merrill Lynch & Co., Inc.                                                1,271,900             55,327,650
    Morgan Stanley Dean Witter & Co.                                           209,900              9,495,876
    SLM Corp.                                                                  222,000             21,696,060
    TCF Financial Corp.                                                        254,000             10,833,100
                                                                                               --------------
                                                                                               $  310,522,213
-------------------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    Investors Financial Services Corp.                                         250,300         $    8,755,494
    Mellon Financial Corp.                                                     744,100             22,360,205
    National Commerce Financial Corp.                                          218,700              5,452,191
                                                                                               --------------
                                                                                               $   36,567,890
-------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 2.2%
    Archer-Daniels-Midland Co.                                                 242,200         $    3,228,526
    Hershey Foods Corp.                                                        165,800             10,675,862
    Kellogg Co.                                                                394,490             13,164,131
    PepsiCo, Inc.                                                            1,356,100             57,607,128
    Sysco Corp.                                                                944,200             27,778,364
                                                                                               --------------
                                                                                               $  112,454,011
-------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.9%
    International Paper Co.                                                  1,221,200         $   47,932,100
-------------------------------------------------------------------------------------------------------------
  Healthcare & Health Services - 1.9%
    Caremark Rx, Inc.*                                                       3,122,320         $   55,140,171
    First Health Group Corp.*                                                  701,200             16,730,632
    Weight Watchers International, Inc.*                                       640,850             28,998,463
                                                                                               --------------
                                                                                               $  100,869,266
-------------------------------------------------------------------------------------------------------------
  Industrial Gases - 1.0%
    Praxair, Inc.                                                              865,500         $   51,064,500
-------------------------------------------------------------------------------------------------------------
  Insurance - 2.0%
    American International Group, Inc.                                         276,600         $   18,020,490
    Arthur J. Gallagher & Co.                                                  578,800             16,304,796
    Hartford Financial Services Group, Inc.                                    157,800              7,741,668
    MetLife, Inc.                                                              761,230             20,431,413
    Safeco Corp.                                                               256,140              9,269,707
    Travelers Property Casualty Corp. "A"*                                   1,939,940             30,942,043
    Travelers Property Casualty Corp. "B"*                                      38,376                614,016
                                                                                               --------------
                                                                                               $  103,324,133
-------------------------------------------------------------------------------------------------------------
  Internet - 0.2%
    Expedia, Inc.*                                                             133,500         $   10,246,125
-------------------------------------------------------------------------------------------------------------
  Leisure - 0.1%
    Argosy Gaming Co.*                                                         243,300         $    4,761,381
-------------------------------------------------------------------------------------------------------------
  Machinery - 0.3%
    Danaher Corp.                                                              263,800         $   16,577,192
-------------------------------------------------------------------------------------------------------------
  Manufacturing - 0.1%
    ITT Industries, Inc.                                                        55,700         $    3,357,596
-------------------------------------------------------------------------------------------------------------
  Media - 0.5%
    LIN TV Corp.*                                                              173,360         $    4,229,984
    McClatchy Co.                                                               83,420              4,759,111
    Westwood One, Inc.*                                                        445,710             17,324,748
                                                                                               --------------
                                                                                               $   26,313,843
-------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 7.4%
    Applera Corp. - Applied Biosystems Group                                   223,801         $    4,892,290
    DENTSPLY International, Inc.                                               296,400              9,944,220
    Eli Lilly & Co.                                                            979,100             66,872,530
    Forest Laboratories, Inc.*                                                 408,500             43,844,305
    IDEC Pharmaceuticals Corp.*                                                 67,700              2,227,330
    Johnson & Johnson Co.                                                    1,401,700             79,924,934
    Pfizer, Inc.                                                             4,335,500            136,741,670
    Stryker Corp.                                                              339,700             21,010,445
    Varian Medical Systems Inc.*                                               381,300             17,802,897
    Zimmer Holdings, Inc.*                                                     128,100              4,821,684
                                                                                               --------------
                                                                                               $  388,082,305
-------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 7.6%
    Biogen, Inc.*                                                              408,600         $   18,039,690
    Cardinal Health, Inc.                                                      578,700             35,613,198
    Cytyc Corp.*                                                             2,708,790             27,087,900
    Express Scripts, Inc.*                                                     961,800             48,667,080
    Genzyme Corp.*                                                           1,082,900             35,519,120
    Health Management Associates, Inc., "A"                                    693,000             12,148,290
    IMS Health, Inc.                                                         1,175,000             19,505,000
    Invitrogen Corp.*                                                          448,700             12,545,652
    Laboratory Corp. of America Holdings*                                      757,100             18,170,400
    LifePoint Hospitals, Inc.*                                                 178,700              5,643,346
    Lincare Holdings, Inc.*                                                    965,770             31,599,994
    Medimmune, Inc.*                                                         1,784,440             47,073,527
    Medtronic, Inc.                                                            844,870             39,497,673
    Tenet Healthcare Corp.*                                                    212,100              3,913,245
    UnitedHealth Group, Inc.                                                   352,400             28,702,980
    Wellpoint Health Networks, Inc.*                                           240,700             15,845,281
                                                                                               --------------
                                                                                               $  399,572,376
-------------------------------------------------------------------------------------------------------------
  Oil Services - 1.7%
    Baker Hughes, Inc.                                                       1,204,500         $   39,435,330
    BJ Services Co.*                                                           933,600             31,228,920
    Cooper Cameron Corp.*                                                      257,560             13,202,526
    Noble Corp.*                                                               100,500              3,411,975
                                                                                               --------------
                                                                                               $   87,278,751
-------------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Newfield Exploration Co.*                                                  167,600         $    6,062,092
-------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.8%
    Amerisourcebergen Corp.                                                    214,400         $   12,439,488
    Celgene Corp.*                                                             218,700              5,380,020
    Mylan Laboratories, Inc.                                                   669,100             22,568,743
                                                                                               --------------
                                                                                               $   40,388,251
-------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.5%
    E.W. Scripps Co.                                                           244,330         $   19,370,483
    Gannett Co., Inc.                                                          246,500             17,563,125
    McGraw-Hill Cos., Inc.                                                     484,480             28,724,819
    Meredith Corp.                                                             239,500             10,444,595
    New York Times Co.                                                         508,430             24,424,977
    Scholastic Corp.*                                                          320,300             14,250,147
    Tribune Co.                                                                401,670             18,396,486
                                                                                               --------------
                                                                                               $  133,174,632
-------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.9%
    Starwood Hotels & Resorts Co.                                            1,897,900         $   48,073,807
-------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 3.3%
    Brinker International, Inc.*                                             1,330,460         $   39,647,708
    CEC Entertainment, Inc.*                                                   552,100             17,501,570
    Cendant Corp.*                                                           4,425,200             55,669,016
    Hilton Hotels Corp.                                                        776,800             10,634,392
    Outback Steakhouse, Inc.                                                 1,224,000             43,452,000
    Starbucks Corp.*                                                           298,360              6,486,346
                                                                                               --------------
                                                                                               $  173,391,032
-------------------------------------------------------------------------------------------------------------
  Retail - 7.5%
    Abercrombie & Fitch Co.*                                                   205,900         $    5,120,733
    BJ's Wholesale Club, Inc.*                                                 430,587              8,271,576
    Cost Plus, Inc.*                                                           142,100              4,646,670
    CVS Corp.                                                                  601,900             16,179,072
    Dollar General Corp.                                                       356,300              4,713,849
    Dollar Tree Stores, Inc.*                                                  292,200              8,576,070
    Family Dollar Stores, Inc.                                               1,275,800             37,623,342
    Gap, Inc.                                                                  315,300              5,010,117
    Home Depot, Inc.                                                         2,254,310             59,558,870
    Kohl's Corp.*                                                              648,000             44,388,000
    Limited Brands, Inc.                                                       387,900              6,598,179
    Mattel, Inc.                                                               326,800              6,738,616
    Michaels Stores, Inc.*                                                      82,900              3,121,185
    Office Depot, Inc.*                                                        458,500              8,120,035
    PETsMART, Inc.*                                                            682,000             12,582,900
    Ross Stores, Inc.                                                           61,400              2,839,750
    Sears, Roebuck & Co.                                                       248,500              6,883,450
    Talbots, Inc.                                                              605,400             18,367,836
    Target Corp.                                                             1,914,600             66,589,788
    Tiffany & Co.                                                              410,920             11,661,910
    Wal-Mart Stores, Inc.                                                      329,900             17,867,384
    Walgreen Co.                                                               944,000             27,177,760
    Williams-Sonoma, Inc.*                                                     276,060              7,271,420
                                                                                               --------------
                                                                                               $  389,908,512
-------------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.7%
    3M Co.                                                                     159,500         $   20,711,075
    Millipore Corp.                                                            471,400             17,375,804
                                                                                               --------------
                                                                                               $   38,086,879
-------------------------------------------------------------------------------------------------------------
  Technology - 0.1%
    Macrovision Corp.*                                                         249,350         $    4,650,377
-------------------------------------------------------------------------------------------------------------
  Telecommunications - 2.0%
    Cox Communications, Inc.*                                                  442,100         $   13,386,788
    Crown Castle International Corp.*                                        3,929,800             15,562,008
    EchoStar Communications Corp.*                                           3,352,101             68,416,381
    Network Appliance, Inc.*                                                   361,700              5,016,779
    RF Micro Devices, Inc.*                                                    262,600              3,201,094
                                                                                               --------------
                                                                                               $  105,583,050
-------------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.4%
    Comcast Corp. New*                                                         896,200         $   20,433,360
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.2%
    American Tower Corp., "A"*                                               2,321,669         $    9,193,809
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.7%
    Advanced Fibre Communications, Inc.*                                       637,580         $   11,591,205
    Cisco Systems, Inc.*                                                     7,056,596            105,284,412
    QLogic Corp.*                                                              233,420             10,139,765
    USA Interactive, Inc.*                                                     478,100             13,291,180
                                                                                               --------------
                                                                                               $  140,306,562
-------------------------------------------------------------------------------------------------------------
  Transportation - 0.5%
    Dynamex, Inc.*                                                             110,928         $      316,145
    United Parcel Service, Inc.                                                408,600             25,888,896
                                                                                               --------------
                                                                                               $   26,205,041
-------------------------------------------------------------------------------------------------------------
  Transportation - Services - 0.2%
    Expeditors International of Washington Inc.                                243,500         $    8,145,075
-------------------------------------------------------------------------------------------------------------
  Trucking
    Swift Transportation, Inc.*                                                 25,000         $      469,500
-------------------------------------------------------------------------------------------------------------
  Venture Capital
    Copley Partners 1*+(+)                                                   3,000,000         $       65,430
    Copley Partners 2*+(+)                                                   3,000,000                227,310
                                                                                               --------------
                                                                                               $      292,740
-------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                              $4,871,709,372
-------------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.0%
  Bermuda - 1.5%
    Accenture Ltd. (Business Services)*                                      1,192,500         $   22,955,625
    Ace Ltd. (Insurance)                                                       694,740             23,690,634
    XL Capital Ltd. (Insurance)                                                401,970             33,258,998
                                                                                               --------------
                                                                                               $   79,905,257
-------------------------------------------------------------------------------------------------------------
  Canada - 0.5%
    Biovail Corp. (Pharmaceuticals)*                                           394,900         $   13,083,037
    Encana Corp (Oils)                                                         535,500             14,570,955
                                                                                             ----------------
                                                                                               $   27,653,992
-------------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    Nokia Corp., ADR (Telecommunications)                                      640,600         $   12,305,926
-------------------------------------------------------------------------------------------------------------
  France - 0.4%
    Aventis S.A. (Pharmaceuticals)                                             328,800         $   18,269,424
-------------------------------------------------------------------------------------------------------------
  Germany - 0.2%
    SAP AG, ADR (Computer Software - Systems)                                  541,300         $   12,043,925
-------------------------------------------------------------------------------------------------------------
  Israel - 1.3%
    Check Point Software Technologies Ltd. (Computer Software -
      Services)*                                                               416,700         $    7,104,735
    Teva Pharmaceutical Industries Ltd. (Pharmaceuticals)                      791,500             62,575,990
                                                                                               --------------
                                                                                               $   69,680,725
-------------------------------------------------------------------------------------------------------------
  Netherlands - 0.4%
    STMicroelectronics N.V. (Electronics)                                      753,100         $   19,128,740
-------------------------------------------------------------------------------------------------------------
  Norway - 0.1%
    Tandberg ASA (Telecommunications)*                                         329,880         $    4,545,166
-------------------------------------------------------------------------------------------------------------
  Switzerland - 0.1%
    Novartis AG (Medical & Health Products)                                    193,800         $    7,201,454
-------------------------------------------------------------------------------------------------------------
  Taiwan - 0.3%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)*                                                         1,364,070         $   12,549,444
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.0%
    Reed Elsevier PLC (Publishing)*                                            914,030         $    8,029,925
    Shire Pharmaceuticals Group PLC, ADR (Medical and Health
      Technology and Services)*                                              1,031,300             21,358,223
    Vodafone Group PLC, ADR (Telecommunications)                               785,616             14,730,300
    Willis Group Holdings Ltd. (Insurance)*                                    210,640              5,815,770
                                                                                               --------------
                                                                                               $   49,934,218
-------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                           $  313,218,271
-------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $4,696,705,369)                                                 $5,184,927,643
-------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.0%
-------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
                                                                         (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
    Abbey National NA LLC, due 12/02/02                                     $  124,788         $  124,783,251
    Citigroup, Inc., due 12/02/02                                               12,586             12,585,518
    General Electric Co., due 12/02/02                                          76,665             76,662,061
    Rabobank Nederland, due 12/02/02                                           102,283            102,279,193
-------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                $  316,310,023
-------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 2.2%
-------------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 11/29/02, due 12/02/02, total to be
      received $115,275,679 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account), at
      Cost                                                                  $  115,263         $  115,263,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,128,278,392)                                            $5,616,500,666
-------------------------------------------------------------------------------------------------------------

Call Options Written
-------------------------------------------------------------------------------------------------------------
                                                                      PRINCIPAL AMOUNT
                                                                          OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                                     (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
    Affiliated Computer Services Inc.*/December/50                          $     (398)        $     (795,000)
    Electronic Arts Inc.*/December/75                                             (300)               (60,000)
    Express Scripts Inc.*/December/60                                             (219)               (54,750)
    Veritas Software Corp.*/December/17.5                                         (779)            (1,362,375)
-------------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Paid, $3,190,314)                                         $   (2,272,125)
-------------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (7.4)%                                                          (388,733,485)
-------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $5,225,495,056
-------------------------------------------------------------------------------------------------------------
  * Non-income producing security.
  + Restricted security.
(+) Security valued by or at the direction of the trustees.

See notes to financial statements.

FINANCIAL STATEMENTS,BMARK,TITLE="FINANCIAL STATEMENTS":

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,128,278,392)       $ 5,616,500,666
  Investments of cash collateral for securities loaned,
    at identified cost and value                                    974,418,068
  Cash                                                                3,297,488
  Receivable for fund shares sold                                     2,120,129
  Receivable for investments sold                                   118,466,099
  Interest and dividends receivable                                   4,795,812
  Other assets                                                          286,394
                                                                ---------------
      Total assets                                              $ 6,719,884,656
                                                                ---------------
Liabilities:
  Payable for investments purchased                             $   119,536,337
  Payable for fund shares reacquired                                395,748,056
  Collateral for securities loaned, at value                        974,418,068
  Written options outstanding, at value (premiums
    received, $3,190,314)                                             2,272,125
  Payable to affiliates -
    Management fee                                                      376,676
    Shareholder servicing agent fee                                      45,105
    Distribution and service fee                                        274,854
  Accrued expenses and other liabilities                              1,718,379
                                                                ---------------
      Total liabilities                                         $ 1,494,389,600
                                                                ---------------
Net assets                                                      $ 5,225,495,056
                                                                ===============
Net assets consist of:
  Paid-in capital                                               $ 7,296,407,900
  Unrealized appreciation on investments and translation
    of assets
    and liabilities in foreign currencies                           489,206,280
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                (2,559,947,293)
  Accumulated net investment loss                                      (171,831)
                                                                ---------------
      Total                                                     $ 5,225,495,056
                                                                ===============
Shares of beneficial interest outstanding                         235,259,109
                                                                  ===========
Class A shares:
  Net asset value per share
    (net assets of $2,512,126,674 / 109,721,191 shares of
     beneficial interest outstanding)                               $22.90
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                $24.30
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,332,435,383 / 108,050,109 shares of
     beneficial interest outstanding)                               $21.59
                                                                    ======
Class C shares:
  Net asset value and offering price per share
     (net assets of $298,295,912 / 13,899,927 shares of
     beneficial interest outstanding)                               $21.46
                                                                    ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $71,749,634 / 3,089,023
    shares of beneficial interest outstanding)                      $23.23
                                                                    ======
Class J shares:
  Net asset value, offering price, and redemption price
     per share (net assets of $10,856,635 / 497,474
     shares of beneficial interest outstanding)                     $21.82
                                                                    ======
  Offering price per share (100 / 97 of net asset value
   per share)                                                       $22.49
                                                                    ======
Class 529A shares:
  Net asset value price per share
     (net assets of $17,379 / 760 shares of beneficial
     interest outstanding)                                          $22.87
                                                                    ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                $24.27
                                                                    ======
Class 529B shares:
  Net asset value and offering price per share
     (net assets of $7,698 / 357 shares of beneficial
     interest outstanding)                                          $21.56
                                                                    ======
Class 529C shares:
  Net asset value and offering price per share
     (net assets of $5,741.39 / 267.794 shares of
     beneficial interest outstanding)                               $21.44
                                                                    ======

On sales of $50,000 or more, the offering price of Class A and Class 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class 529B, Class C and Class 529C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                   $    33,852,128
    Interest                                                          4,555,842
    Income on securities loaned                                       3,140,337
    Foreign taxes withheld                                             (281,333)
                                                                ---------------
      Total investment income                                   $    41,266,974
                                                                ---------------
  Expenses -
    Management fee                                              $    52,068,658
    Trustees" compensation                                              147,716
    Shareholder servicing agent fee                                   7,298,084
    Distribution and service fee (Class A)                            8,603,480
    Distribution and service fee (Class B)                           32,973,081
    Distribution and service fee (Class C)                            4,439,849
    Distribution and service fee (Class J)                              112,070
    Distribution and service fee (Class 529A)                                 8
    Distribution and service fee (Class 529B)                                19
    Distribution and service fee (Class 529C)                                17
    Program manager fee (Class 529A)                                          6
    Program manager fee (Class 529B)                                          5
    Program manager fee (Class 529C)                                          4
    Administrative fee                                                  371,212
    Investor communication                                              826,996
    Custodian fee                                                     1,888,588
    Printing                                                            512,866
    Postage                                                           1,117,391
    Auditing fees                                                        28,236
    Legal fees                                                           47,288
    Transfer agent                                                    3,306,140
    Miscellaneous                                                     6,694,379
                                                                ---------------
      Total expenses                                            $   120,436,093
    Fees paid indirectly                                               (625,061)
    Reduction of expenses by investment advisor                        (139,895)
                                                                ---------------
      Net expenses                                              $   119,671,137
                                                                ---------------
        Net investment loss                                     $   (78,404,163)
                                                                ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                     $  (851,144,423)
    Written Options                                                     720,207
    Foreign currency transactions                                       (10,275)
                                                                ---------------
      Net realized loss on investments and foreign
        currency transactions                                   $  (850,434,491)
                                                                ---------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                 $(1,659,623,219)
    Written Options                                                     918,189
    Translation of assets and liabilities in foreign
      currencies                                                         67,156
                                                                ---------------
        Net unrealized loss on investments and foreign
          currency translation                                  $(1,658,637,874)
                                                                ---------------
          Net realized and unrealized loss on investments
            and foreign currency                                $(2,509,072,365)
                                                                ---------------
            Decrease in net assets from operations              $(2,587,476,528)
                                                                ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                               2002                          2001
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                      $   (78,404,163)              $  (151,132,604)
  Net realized loss on investments and foreign
    currency transactions                                     (850,434,491)               (1,587,200,147)
  Net unrealized loss on investments and foreign
    currency translation                                    (1,658,637,874)               (2,326,883,823)
                                                           ---------------               ---------------
    Decrease in net assets from operations                 $(2,587,476,528)              $(4,065,216,574)
                                                           ---------------               ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $          --                 $  (617,060,975)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                   --                    (753,056,168)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                   --                    (102,669,232)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                   --                     (18,384,679)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                   --                      (2,024,071)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                           --                     (50,677,504)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                           --                     (61,846,412)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                           --                      (8,431,939)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                           --                      (1,509,883)
  In excess of net realized gain on investments and
    foreign currency transactions (Class J)                           --                        (166,231)
                                                           ---------------               ---------------
    Total distributions declared to shareholders           $          --                 $(1,615,827,094)
                                                           ---------------               ---------------
Net increase (decrease) in net assets from fund share
  transactions                                             $(1,949,068,837)              $    57,719,411
                                                           ---------------               ---------------
      Total decrease in net assets                         $(4,536,545,365)              $(5,623,324,257)
Net assets:
  At beginning of period                                     9,762,040,421                15,385,364,678
                                                           ---------------               ---------------
  At end of period (including accumulated net
    investment loss of $171,831 and $140,199,
    respectively)                                          $ 5,225,495,056               $ 9,762,040,421
                                                           ===============               ===============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                   2002              2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $ 32.50           $ 49.53        $ 55.11        $ 40.65        $ 37.54
                                                       -------           -------        -------        -------        -------
Income from investment operations# -
  Net investment loss(S)                               $ (0.19)          $ (0.31)       $ (0.58)       $ (0.43)       $ (0.34)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (9.41)           (11.60)         (4.69)         15.30           3.79
                                                       -------           -------        -------        -------        -------
      Total from investment operations                 $  9.60           $(11.91)       $ (5.27)       $ 14.87        $  3.45
                                                       -------           -------        -------        -------        -------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                      $  --             $ (4.73)       $ (0.31)       $ (0.41)       $ (0.34)
  In excess of net realized gain on investments
    and foreign currency transactions
                                                          --               (0.39)          --             --             --
                                                       -------           -------        -------        -------        -------
      Total distributions declared to
        shareholders                                   $  --             $ (5.12)       $ (0.31)       $ (0.41)       $ (0.34)
                                                       -------           -------        -------        -------        -------
Net asset value - end of period                        $ 22.90           $ 32.50        $ 49.53        $ 55.11        $ 40.65
                                                       =======           =======        =======        =======        =======
Total return(+)                                         (29.57)%          (27.19)%        (9.66)%        36.91%          9.36%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              1.27%             1.18%          1.09%          1.13%          1.16%
  Net investment loss                                    (0.69)%           (0.82)%        (0.89)%        (0.92)%        (0.87)%
Portfolio turnover                                         116%              119%            36%            16%            15%
Net assets at end of period (000,000 Omitted)           $2,512            $4,462         $6,523         $6,570         $4,713

  (S) The investment advisor waived a portion of its fee. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                            $  --  *           $(0.32)      $  (0.61)      $  (0.44)      $  (0.35)
        Ratios (to average net assets):
          Expenses##                                      --  *             1.20%          1.13%          1.15%          1.18%
          Net investment loss                             --  *            (0.84)%        (0.93)%        (0.94)%        (0.89)%
  * Waiver amount does not impact per share amount or ratios.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED NOVEMBER 30,                                   2002              2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $ 30.87           $ 47.62        $ 53.39        $ 39.69        $ 36.85
                                                       -------           -------        -------        -------        -------
Income from investment operations# -
  Net investment loss(S)                               $ (0.38)          $ (0.57)       $ (1.03)       $ (0.76)       $ (0.62)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (8.90)           (11.06)         (4.43)         14.87           3.72
                                                       -------           -------        -------        -------        -------
      Total from investment operations                 $ (9.28)          $(11.63)       $ (5.46)       $ 14.11        $  3.10
                                                       -------           -------        -------        -------        -------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions
                                                       $  --             $ (4.73)       $ (0.31)       $ (0.41)       $ (0.26)
  In excess of net realized gain on investments
    and foreign currency transactions                     --               (0.39)          --             --             --
                                                       -------           -------        -------        -------        -------
      Total distributions declared to
        shareholders                                   $  --             $ (5.12)       $ (0.31)       $ (0.41)       $ (0.26)
                                                       -------           -------        -------        -------        -------
Net asset value - end of period                        $ 21.59           $ 30.87        $ 47.62        $ 53.39        $ 39.69
                                                       =======           =======        =======        =======        =======
Total return                                            (30.08)%          (27.72)%       (10.35)%        35.91%          8.55%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              2.02%             1.93%          1.84%          1.88%          1.91%
  Net investment loss                                    (1.45)%           (1.57)%        (1.64)%        (1.67)%        (1.62)%
Portfolio turnover                                         116%              119%            36%            16%            15%
Net assets at end of period (000,000 Omitted)           $2,332            $4,523         $7,611         $8,390         $6,190

  (S) The investment advisor waived a portion of its fee. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                            $  --  *         $  (0.58)        $(1.06)        $(0.77)        $(0.63)
        Ratios (to average net assets):
          Expenses##                                      --  *             1.95%          1.88%          1.90%          1.93%
          Net investment loss                             --  *            (1.59)%        (1.68)%        (1.69)%        (1.64)%
 * Waiver amount does not impact per share amount or ratios.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                   2002              2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $ 30.69           $ 47.36        $ 53.11        $ 39.49        $ 36.66
                                                       -------           -------        -------        -------        -------
Income from investment operations# -
  Net investment loss(S)                               $ (0.37)          $ (0.57)       $ (1.03)       $ (0.76)       $ (0.61)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (8.86)           (10.98)         (4.41)         14.79           3.70
                                                       -------           -------        -------        -------        -------
      Total from investment operations                 $ (9.23)          $(11.55)       $ (5.44)       $ 14.03        $  3.09
                                                       -------           -------        -------        -------        -------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                      $  --             $ (4.73)       $ (0.31)       $ (0.41)       $ (0.26)
  In excess of net realized gain on investments
    and foreign currency transactions                     --               (0.39)          --             --             --
                                                       -------           -------        -------        -------        -------
      Total distributions declared to
        shareholders                                   $  --             $ (5.12)       $ (0.31)       $ (0.41)       $ (0.26)
                                                       -------           -------        -------        -------        -------
Net asset value - end of period                        $ 21.46           $ 30.69        $ 47.36        $ 53.11        $ 39.49
                                                       =======           =======        =======        =======        =======
Total return                                            (30.07)%          (27.73)%       (10.35)%        35.89%          8.54%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              2.02%             1.93%          1.84%          1.88%          1.91%
  Net investment loss                                    (1.45)%           (1.57)%        (1.64)%        (1.67)%        (1.62)%
Portfolio turnover                                         116%              119%            36%            16%            15%
Net assets at end of period (000,000 Omitted)             $298              $624         $1,041           $910           $564

  (S) The investment advisor waived a portion of its fee. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                            $  --  *         $  (0.58)        $(1.06)        $(0.77)        $(0.62)
        Ratios (to average net assets):
          Expenses##                                      --  *             1.95%          1.88%          1.90%          1.93%
          Net investment loss                             --  *            (1.59)%        (1.68)%        (1.69)%        (1.64)%
 * Waiver amount does not impact per share amount or ratios.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                   2002              2001           2000           1999           1998
-----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $ 32.89           $ 49.95        $ 55.45        $ 40.76        $ 37.62
                                                       -------           -------        -------        -------        -------
Income from investment operations# -
  Net investment loss(S)                               $ (0.12)          $ (0.22)       $ (0.43)       $ (0.32)       $ (0.24)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (9.54)           (11.72)         (4.76)         15.42           3.80
                                                       -------           -------        -------        -------        -------
      Total from investment operations                 $ (9.66)          $(11.94)       $ (5.19)       $ 15.10        $  3.56
                                                       -------           -------        -------        -------        -------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                      $  --             $ (4.73)       $ (0.31)       $ (0.41)       $ (0.42)
  In excess of net realized gain on investments
    and foreign currency transactions                     --             $ (0.39)          --             --             --
                                                       -------           -------        -------        -------        -------
      Total distributions declared to
        shareholders                                   $  --             $ (5.12)       $ (0.31)       $ (0.41)       $ (0.42)
                                                       -------           -------        -------        -------        -------
Net asset value - end of period                        $ 23.23           $ 32.89        $ 49.95        $ 55.45        $ 40.76
                                                       =======           =======        =======        =======        =======
Total return                                            (29.37)%          (27.00)%        (9.45)%        37.38%          9.67%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              1.02%             0.93%          0.84%          0.88%          0.91%
  Net investment loss                                    (0.44)%           (0.57)%        (0.64)%        (0.68)%        (0.62)%
Portfolio turnover                                         116%              119%            36%            16%            15%
Net assets at end of period (000 Omitted)              $71,750          $133,398       $193,398       $102,188        $51,537

  (S) The investment advisor waived a portion of its fee. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                            $  --  *           $(0.23)        $(0.46)        $(0.33)        $(0.25)
        Ratios (to average net assets):
          Expenses##                                      --  *             0.95%          0.88%          0.90%          0.93%
          Net investment loss                             --  *            (0.59)%        (0.68)%        (0.70)%        (0.64)%
 * Waiver amount does not impact per share amount or ratios.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                            YEAR ENDED NOVEMBER 30,                             PERIOD ENDED
                                        ---------------------------------------------------------------         NOVEMBER 30,
                                                          2002              2001           2000           1999        1998**
----------------------------------------------------------------------------------------------------------------------------
                                             CLASS J
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                  $ 31.13           $ 47.87        $ 53.55        $ 39.71        $ 35.31
                                                       -------           -------        -------        -------        -------
Income from investment operations# -
  Net investment loss(S)                               $ (0.31)          $ (0.48)       $ (0.87)       $ (0.63)       $ (0.09)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                             (9.00)           (11.14)         (4.50)         14.88           4.49
                                                       -------           -------        -------        -------        -------
      Total from investment operations                 $ (9.31)          $(11.62)       $ (5.37)       $ 14.25        $  4.40
                                                       -------           -------        -------        -------        -------
Less distributions declared to
  shareholders -
  From net realized gain on
    investments and foreign currency
    transactions                                       $  --             $ (4.73)       $ (0.31)       $ (0.41)       $  --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                          --               (0.39)          --             --             --
                                                       -------           -------        -------        -------        -------
      Total distributions declared to
        shareholders                                   $  --             $ (5.12)       $ (0.31)       $ (0.41)       $  --
                                                       -------           -------        -------        -------        -------
Net asset value - end of period                        $ 21.82           $ 31.13        $ 47.87        $ 53.55        $ 39.71
                                                       =======           =======        =======        =======        =======
Total return(+)                                         (29.91)%          (27.56)%       (10.13)%        36.22%         12.46%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                              1.77%             1.68%          1.59%          1.63%          1.66%+
  Net investment loss                                    (1.20)%*          (1.32)%        (1.39)%        (1.44)%        (1.50)%+
Portfolio turnover                                         116%              119%            36%            16%            15%
Net assets at end of period (000
  Omitted)                                             $10,857           $19,015        $16,490        $10,753            $88

  (S) The investment advisor waived a portion of its fee. If this fee had been incurred by the fund, the net investment loss per share and the ratios would have been:
        Net investment loss                            $  --  *           $(0.49)        $(0.90)        $(0.64)        $(0.09)
        Ratios (to average net assets):
          Expenses##                                      --  *             1.70%          1.63%          1.65%          1.68%+
          Net investment loss                             --  *            (1.34)%        (1.43)%        (1.46)%        (1.52)%+
  * Waiver amount does not impact per share amount or ratios.
 ** For the period from the inception of Class J, September 2, 1998, through November 30, 1998.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------
                                                                  CLASS                 CLASS                CLASS
YEAR ENDED NOVEMBER 30, 2002**                                    529A                  529B                  529C
------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                             $  22.61              $  21.37             $  21.25
                                                                  --------              --------             --------
Income from investment operations# -
  Net investment loss(S)                                          $  (0.04)             $  (0.10)            $  (0.10)
  Net realized and unrealized gain on investments and foreign
    currency                                                          0.30                  0.29                 0.29
                                                                  --------              --------             --------
      Total from investment operations                            $   0.26              $   0.19              $  0.19
                                                                  --------              --------             --------
Net asset value - end of period                                   $  22.87              $  21.56             $  21.44
                                                                  ========              ========             ========
Total return++(+)                                                     1.15%                 0.89%                0.89%
Ratios (to average net assets)/Supplemental data:
  Expenses##+                                                         1.62%                 2.27%                2.27%
  Net investment loss                                                (0.71)%               (1.41)%              (1.45)%
Portfolio turnover                                                     116%                  116%                 116%
Net assets at end of period (000 Omitted)                              $17                    $8                   $6

  (S) The investment advisor waived a portion of its fee. The waiver impact per share amount and ratios was less than .01.

 ** For the period from the inception of Class 529 shares, July 31, 2002, through November 30, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Emerging Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Written Options - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2002, the value of securities loaned was $939,721,845. These loans were collateralized by cash of $974,418,068 which was invested in the following short-term obligations:

                                                   PRINCIPAL     AMORTIZED COST
                                                      AMOUNT          AND VALUE
-------------------------------------------------------------------------------
Brinson Private Money Market Fund, LLC          $974,418,068       $974,418,068

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $304,134 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $320,927 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, and real estate investment trusts.

The tax character of distributions declared for the years ended November 30, 2002 and November 30, 2001 was as follows:

                                          NOVEMBER 30, 2002   NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Long-term capital gain                           --          $1,615,827,094

During the year ended November 30, 2002, accumulated net investment loss decreased by $78,372,531, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $122,583,829, and paid-in capital increased by $44,211,298 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of November 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

        Capital loss carryforward                       $(2,189,517,641)
        Unrealized gain                                     242,507,191
        Other temporary differences                        (123,902,394)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2009, ($798,148,314) and November 30, 2010, ($1,391,369,327).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the first $2.5 billion of the fund's average daily net assets, 0.70% of the next $4.5 billion of the fund's average daily net assets, 0.65% of the next $8 billion of the fund's average daily net assets (this breakpoint is a contractual fee waiver), and 0.625% of the fund's average daily net assets in excess of $15 billion (this breakpoint is a contractual fee waiver). The contractual fee waiver, which is shown as a reduction of total expenses in the Statement of Operations, may be rescinded by MFS only with the approval of the fund's Board of Trustees. The management fee incurred for the year ended November 30, 2002, were 0.72% of the fund's average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees" compensation is a net decrease of $678 as a result of the change in the fund's pension liability under this plan and a pension expense of $97,002 for inactive trustees for the year ended November 30, 2002. Also included in Trustees' compensation is a one-time settlement expense of $13,922 and a one-time transition expense of $22,113.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion                      0.0175%
              Next $2.5 billion                     0.0130%
              Next $2.5 billion                     0.0005%
              In excess of $7 billion               0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $292,942 for the year ended November 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class J, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                                           CLASS   CLASS   CLASS
                      CLASS A  CLASS B  CLASS C  CLASS J    529A    529B    529C
--------------------------------------------------------------------------------
Distribution Fee        0.10%    0.75%    0.75%    0.50%   0.25%   0.75%   0.75%
Service Fee             0.25%    0.25%    0.25%    0.25%   0.25%   0.25%   0.25%
                        -----    -----    -----    -----   -----   -----   -----
Total Distribution
Plan                    0.35%    1.00%    1.00%    0.75%   0.50%   1.00%   1.00%
                        -----    -----    -----    -----   -----   -----   -----

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended November 30, 2002, amounted to:

                                                           CLASS   CLASS   CLASS
                      CLASS A  CLASS B  CLASS C  CLASS J    529A    529B    529C
--------------------------------------------------------------------------------
Service Fee Retained
  by MFD             $350,852 $310,964 $159,790       $0      $0      $0      $0

Fees incurred under the distribution plan during the year ended November 30, 2002, were as follows:

                                                         CLASS   CLASS   CLASS
                      CLASS A  CLASS B CLASS C CLASS J    529A    529B    529C
--------------------------------------------------------------------------------
Total Distribution
  Plan                  0.25%    1.00%    1.00%    0.75%   0.35%   1.00%   1.00%

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2002, were as follows:

                       CLASS A     CLASS B   CLASS C   CLASS 529B     CLASS 529C
--------------------------------------------------------------------------------
Contingent Deferred
  Sales Charges
  Imposed              $75,026  $8,828,315   $72,891           $0             $0

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $8,173,231,175 and $9,860,113,727, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $5,374,977,481
                                                               --------------
Gross unrealized appreciation                                  $  504,281,442
Gross unrealized depreciation                                    (262,758,257)
                                                               --------------
    Net unrealized appreciation                                $  241,523,185
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                YEAR ENDED NOVEMBER 30, 2002           YEAR ENDED NOVEMBER 30, 2001
                                           ---------------------------------      ---------------------------------
                                                 SHARES               AMOUNT            SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                 672,006,252     $ 17,049,882,475       403,420,504     $ 15,002,625,623
Shares issued to shareholders in               --                 --
  reinvestment of distributions
                                                                                    11,887,813          554,728,047
Shares reacquired                          (699,570,242)     (17,842,024,437)     (409,727,061)     (15,226,376,210)
                                           ------------     ----------------      ------------     ----------------
    Net increase (decrease)                 (27,563,990)    $   (792,141,962)        5,581,256     $    330,977,460
                                           ============     ================      ============     ================

Class B shares
                                                YEAR ENDED NOVEMBER 30, 2002           YEAR ENDED NOVEMBER 30, 2001
                                           ---------------------------------      ---------------------------------
                                                 SHARES               AMOUNT            SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                  11,440,170     $    296,190,818        31,044,168     $  1,213,802,103
Shares issued to shareholders in               --                 --
  reinvestment of distributions
                                                                                    14,232,344          636,149,504
Shares reacquired                           (49,891,931)      (1,265,959,554)      (58,625,674)      (2,122,729,950)
                                           ------------     ----------------      ------------     ----------------
    Net decrease                            (38,451,761)    $   (969,404,736)      (13,349,162)    $   (272,778,343)
                                           ============     ================      ============     ================

Class C shares
                                                YEAR ENDED NOVEMBER 30, 2002           YEAR ENDED NOVEMBER 30, 2001
                                           ---------------------------------      ---------------------------------
                                                 SHARES               AMOUNT            SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                   4,482,599     $    113,598,012        13,240,247     $    513,195,577
Shares issued to shareholders in               --                 --
  reinvestment of distributions
                                                                                     1,688,434           75,011,927
Shares reacquired                           (10,915,902)        (273,808,907)      (16,579,506)        (613,930,189)
                                           ------------     ----------------      ------------     ----------------
    Net decrease                             (6,433,303)    $   (160,210,895)       (1,650,825)    $    (25,722,685)
                                           ============     ================      ============     ================

Class I shares
                                                YEAR ENDED NOVEMBER 30, 2002           YEAR ENDED NOVEMBER 30, 2001
                                           ---------------------------------      ---------------------------------
                                                 SHARES               AMOUNT            SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                   1,276,127     $     34,975,471         1,686,116     $     66,180,375
Shares issued to shareholders in               --                 --
  reinvestment of distributions
                                                                                       421,687           19,886,743
Shares reacquired                            (2,243,443)         (59,721,877)       (1,923,566)         (72,798,605)
                                           ------------     ----------------      ------------     ----------------
    Net increase (decrease)                    (967,316)    $    (24,746,406)          184,237     $     13,268,513
                                           ============     ================      ============     ================

Class J shares
                                                YEAR ENDED NOVEMBER 30, 2002           YEAR ENDED NOVEMBER 30, 2001
                                           ---------------------------------      ---------------------------------
                                                 SHARES               AMOUNT            SHARES               AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                      77,776     $      2,293,872           408,904     $     17,348,099
Shares reacquired                              (191,051)          (4,889,216)         (142,612)          (5,373,633)
                                           ------------     ----------------      ------------     ----------------
    Net increase (decrease)                    (113,275)    $     (2,595,344)          266,292     $     11,974,466
                                           ============     ================      ============     ================

Class 529A shares
                                                YEAR ENDED NOVEMBER 30, 2002*
                                           ---------------------------------
                                                 SHARES               AMOUNT
-----------------------------------------------------------------------------
Shares sold                                         785     $         17,748
Shares reacquired                                   (25)                (554)
                                           ------------     ----------------
    Net increase                                    760     $         17,194
                                           ============     ================

Class 529B shares
                                                YEAR ENDED NOVEMBER 30, 2002*
                                        ------------------------------------
                                                 SHARES               AMOUNT
-----------------------------------------------------------------------------
Shares sold                                         366     $          7,798
Shares reacquired                                    (9)                (193)
                                           ------------     ----------------
    Net increase                                    357     $          7,605
                                           ============     ================

Class 529C shares
                                                YEAR ENDED NOVEMBER 30, 2002*
                                        ------------------------------------
                                                 SHARES               AMOUNT
-----------------------------------------------------------------------------
Shares sold                                     277.170     $       5,900.00
Shares reacquired                                (9.376)             (193.33)
                                           ------------     ----------------
    Net increase                                267.794     $       5,706.67
                                           ============     ================

* Commencement of operations July 31, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $69,347 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                 NUMBER OF            PREMIUMS
                                                 CONTRACTS            RECEIVED
------------------------------------------------------------------------------
Outstanding, beginning of year                         --          $     --
Options written                                     30,402           5,278,032
Options exercised                                   (6,952)           (829,686)
Options expired                                     (6,500)         (1,258,032)
                                                    ------         -----------
Outstanding, end of year                            16,950         $ 3,190,314
                                                    ======         ===========

At November 30, 2002, the fund had sufficient cash and/or securities at least equal to the value of the written options.

(8) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 2002, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.01% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                  SHARE/
                                    DATE OF    PRINCIPAL
DESCRIPTION                     ACQUISITION       AMOUNT       COST        VALUE
--------------------------------------------------------------------------------
Copley Partners 1 L.P.             12/06/86    3,000,000   $264,101     $ 65,430

Copley Partners 2 L.P.  12/02/86 - 08/09/91    3,000,000    513,135      227,310
                                                                        --------
                                                                        $292,740
                                                                        ========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and Shareholders of MFS Emerging Growth
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Emerging Growth Fund, (one of the series comprising MFS Series Trust II) (the "Trust"), including the portfolio of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Growth Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 8, 2003

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.

   THE FUND HAS THE OPTION TO USE EQUALIZATION, WHICH IS A TAX BASIS
   DIVIDENDS PAID DEDUCTION FROM EARNINGS AND PROFITS DISTRIBUTED TO SHAREHOLDERS UPON REDEMPTION
   OF SHARES.
-------------------------------------------------------------------------------

MFS(R) EMERGING GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust II, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Dale A. Dutile+                                          business day from 9 a.m. to 5 p.m. Eastern time.
John E. Lathrop+                                         (To use this service, your phone must be equipped
David E. Sette-Ducati+                                   with a Telecommunications Device for the Deaf).
Eric Fischman+
                                                         For share prices, account balances, exchanges or
CUSTODIANS                                               stock and bond outlooks, call toll free:
State Street Bank and Trust Company                      1-800-MFS-TALK (1-800-637-8255) anytime from a
225 Franklin Street, Boston, MA 02110                    touch-tone telephone.

JP Morgan Chase Bank                                     WORLD WIDE WEB
One Chase Manhattan Plaza                                www.mfs.com
New York, NY 10081

AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

MFS(R) EMERGING GROWTH FUND                                     ---------------
                                                                   PRSRT STD
                                                                  U.S. POSTAGE
[Logo] M F S(R)                                                      PAID
INVESTMENT MANAGEMENT                                                 MFS
                                                                ---------------
500 Boylston Street
Boston, MA 02116-3741


(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                            MEG-ANN  1/03  908M